Exhibit 99.2

 1  November 2, 2022  FRONTIER  third QUARTER  2022 RESULTS

 2  Safe Harbor Statement  Forward-Looking Statements  This release contains "forward-looking statements" related to future events, including the updated reaffirmed 2022 financial and operational outlook. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, our outlook with respect to future operating and financial performance, expected results from our implementation of strategic and cost savings initiatives, and our ability to comply with the covenants in the agreements governing our indebtedness and other matters. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. A wide range of factors could materially affect future developments and performance, including but not limited to: our significant indebtedness, our ability to incur substantially more debt in the future, and covenants in the agreements governing our indebtedness that may reduce our operating and financial flexibility; declines in Adjusted EBITDA relative to historical levels that we are unable to offset; our ability to successfully implement strategic initiatives, including our fiber buildout and other initiatives to enhance revenue and realize productivity and service improvements; our ability to secure necessary construction resources, materials and permits for our fiber buildout initiative in a timely and cost effective manner; potential disruptions in our supply chain and the effects of inflation resulting from the COVID-19 pandemic, the global microchip shortage, or otherwise, which could adversely impact our business and hinder our fiber expansion plans; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, fiber “overbuilders” and OTT companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers; our reliance on a limited number of key supplies and vendors; declines in revenue from our voice services, switched and non-switched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups or to make acquisition of certain assets on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to comply with the applicable CAF II and RDOF requirements and the risk of penalties or obligations to return certain CAF II and RDOF funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of changes in accounting policies or practices; our ability to successfully renegotiate union contracts; the effects of increased medical expenses and pension and postemployment expenses; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets; the likelihood that our historical financial information may no longer be indicative of our future performance and our implementation of fresh start accounting; the impact of adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally, including, but not limited to, disruption in our supply chain, inflation in pricing for key materials or labor, increased fuel and electricity costs, the cost of borrowing, or other adverse changes resulting from epidemics, pandemics and outbreaks of contagious diseases, including the COVID-19 pandemic, natural disasters, economic or political instability or other adverse public health developments; potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing, working remotely and recent applicable federal, state, and local mandates, and prohibitions, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors as well as their abilities to perform under current or proposed arrangements with us; risks associated with our emergence from the Chapter 11 Cases, including, but not limited to, the continuing effects of the Chapter 11 Cases on us and our relationships with our suppliers, customers, service providers or employees and changes in the composition of our board of directors and senior management; volatility in the trading price of our common stock, which has a limited trading history; substantial market overhang from the substantial common stock holdings by our former creditors issued in the Chapter 11 reorganization; certain provisions of Delaware law and our certificate of incorporation that may prevent efforts by our stockholders to change the direction or management of our company; and certain other factors set forth in our other filings with the SEC. This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. You should consider these important factors, as well as the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. We do not intend, nor do we undertake any duty, to update any forward-looking statements.  Non-GAAP Financial Measures  Certain financial measures included herein, including Adjusted EBITDA, Adjusted EBITDA Margin, Leverage Ratio, Adjusted Operating Expenses and Operating Free Cash Flow, are not made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to net income (loss), net income margin or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.  This presentation uses the term “Implied Enterprise Value”, “Implied EV” and other similar terms, which is calculated using a trend line implied by our peers and certain assumed levels of broadband penetration. This term does not necessarily represent our actual enterprise value.

 3  JOHN  STRATTON  Executive Chairman of the Board

 4  Frontier today: Company overview  1. All metrics reflect Last Twelve Months’ as of 09/30/22. EBITDA, Adjusted EBITDA, and Fiber Adjusted EBITDA are non-GAAP measures. See Appendix slides for reconciliations to the closest GAAP measure. See Frontier’s supplemental trending schedules, available at www.frontier.com/ir, for information regarding certain GAAP and non-GAAP measures.  2. Including consumer and business broadband subscribers  15.3M  Total Passings  4.8M  Fiber Passings  2.8M  Broadband Customers2  1.6M  Fiber Broadband Customers2  $5.9B  Revenue1  $2.7B  Fiber Revenue1  $2.1B  Adjusted EBITDA1  $1.1B  Fiber Adjusted EBITDA1  Frontier Footprint  Key Operational & Financial Metrics

 5  Fiber Deployment  Fiber Penetration  Operational Efficiency  Accelerate our fiber build  Customer Experience  Win customers in our fiber footprint  Simplify and digitize operations  Deliver an exceptional end-to-end customer journey  1  2  3  4  We have demonstrated resilience by executing in a challenging operating environment

 6  Long-term trends remain encouraging, and Frontier is best positioned to meet growing demand for data  Combines North America Mobile Network Traffic & Consumer Internet Traffic, Credit Suisse Report 2021   Over next three years – Source: Wall Street research  Fiber drivers  Industry drivers  Exploding data consumption: 3x increase expected in data usage by 20251   Growing Gov’t stimulus: 5-6x increase expected in government broadband spend2   Superior product: Higher speed, low latency, symmetric up/down vs. cable  Best scale economics: Core network now 10Gbps with lower cost of delivery given passive infrastructure  Future proof: Government preference for fiber to build broadband infrastructure  Incumbent and first-mover advantage: 2nd largest fiber builder in America with significant speed and cost advantages  Attractive returns: Fiber build expected to yield mid-to-high teens IRRs  Proven leadership: High performing team with strong track record of success  Well funded: Strong balance sheet, low leverage, healthy free cash flow net of build and customer acquisition costs  Frontier drivers

 7  We remain committed to the highest standards of ESG  Frontier’s sustainability program:   Building energy-efficient fiber networks  Establishing Frontier Green initiatives  Greening our fleet  Reducing our energy use  Managing our carbon footprint  Frontier’s first-ever social impact program:   Represents a commitment to accelerating digital inclusion  Supports the company’s purpose of Building Gigabit America by using its fiber technology and resources to connect more people to the digital society  Frontier’s governance program:   Diverse Board representation with oversight of material ESG issues  Comprehensive compliance and ethics programs   Robust Code of Conduct and practices, including data privacy and security

 8  nick  Jeffery  President & Chief Executive Officer

 9  Our operating momentum remained strong in 3Q22  Built a record 351,000 new fiber locations, and nearly reached the halfway point to our 10M fiber locations target  Nearly achieved $250M cost savings target more than one year ahead of plan, leading us to raise our target to $400M by the end of 2024  Added a record 66,000 fiber broadband customers, ~2x higher than the same period a year ago  SMB reached record gross and net adds, with enterprise and wholesale showing early signs of improvement  Healthy free cash flow generation net of fiber investments and acquisition costs

 Key Inflection Points  Achieved  On Track  Year-over-year revenue and EBITDA growth  2023  Fiber EBITDA > copper EBITDA  Consumer fiber broadband customer base > consumer copper broadband customer base  Scale fiber broadband net add production   3Q21  Total broadband net adds turn positive  4Q21  Further accelerate the fiber build  Sequential EBITDA growth  2Q22  Sustainable EBITDA inflection  4Q22  Scale the fiber build  2Q21  We are consistently delivering our transformation  Nearly achieved initial cost savings target   Raised cost savings target  3Q22

 11  Fiber deployment: We are nearly halfway to our 10M fiber target, and have significantly scaled our build…  1. Consumer and business locations with less than 5 units per location included in expansion passings.  Quarterly Fiber Expansion Passings1Thousand passings  2Q21  4Q21  4Q20  1Q22  1Q21  3Q21  3Q22  2Q22  ~6x scaling of fiber build  On track to diversify our build into at least twelve states by the end of the year  Managing through inflation and labor challenges while realizing cost efficiencies as the build scales  Signed additional contracts for equipment and labor  Fiber build has scaled in-line with our expectations

Consumer fiber penetration: Broadband customer growth continues to accelerate

Consumer Fiber Broadband Net Adds
'000 customers



~2x growth
13
12
29
44
52
50
64
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Consumer fiber broadband net adds increased ~2X the previous 3Q…

Consumer Fiber Broadband Customers
'000 customers



+16%
1,251
1,263
1,292
1,336
1,388
1,438
1,502
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

…driving fiber broadband customer growth of 16% in the past 12 months

© Frontier Communications.

FRONTIER

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Fiber penetration: Base fiber penetration improved to 42.9%; expansion fiber penetration is exceeding targets

Base Fiber Penetration[1]
% of passings



+140 bps
41.3%
41.2%
41.5%
41.9%
42.4%
42.6%
42.9%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Base fiber penetration improved 140bps year-over-year to 42.9%

Expansion Fiber Penetration[1]
% of passings



Target Range[2]
42%
22%
17%
12-month
24-month
2020 Build Cohort
12-month
2021 Build Cohort

Expansion fiber penetration exceeding targets

1. Base Fiber penetration represents all customers as a percentage of passings in our fiber footprint of 3.2M locations at the end of 2019. Expansion Fiber penetration represents all customers as a percentage of passings in our footprint where we have built fiber since the end of 2019 at respective 12-month anniversaries after being passed with fiber.
2. Target Range is penetration of 15-20% at the 12-month anniversary and 25-30% at the 24-month anniversary after being passed with fiber in our Expansion Fiber footprint.

© Frontier Communications.

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FRONTIER

 14  Structural price increases and rising Gig+ speed adoption support long-term ARPU growth…  Consumer Fiber Gig+ Mix  %  Adjusted Consumer Fiber Broadband ARPU$ per month  Consumer Fiber broadband ARPU grew 2% year-over-year1, driven by annual price increases and improved speed mix  Gig+ mix of consumer fiber activations has climbed for new activations, with significant opportunity still in base  Embedded Base  Activations2  Adjusted for the impact of gift card accounting  Activations include customers who are new to Frontier as well as migrations from copper   Gig+  < 1Gig  45-50%  50-55%  15-20%  85-90%  1Q21  $63.35  $60.73  $64.63  $62.21  2Q21  $62.97  2Q22  $63.10  $62.75  $63.35  3Q21  4Q21  $62.10  1Q22  3Q22  $60.73  $63.10  $63.59  $63.21  $64.73  +2%  Reported ARPU  Gift Card Impact

 15  … and our pricing ladder has evolved to create additional opportunities to grow ARPU  15  10%+ higher acquisition ARPU post August pricing launch  SMB Pricing Evolution   Launched 2Gbps service footprint-wide  Enhance Product  Simplified to broadband-only pricing tiers with flexible add-ons  Simplify Pricing Ladder  Launched RingCentral and reset pricing for security and static IP  Monetize Value Added Services  Incentivized customers to adopt 1Gbps+ speeds  Upsell to Higher Speeds

 Improve customer experience until fiber becomes available  We remain disciplined in our Copper footprint   16  Key Actions  Upgrade to fiber  Key Priorities  Disciplined focus  Targeting the right customers  Dedicated retention specialists  Copper-specific customer communications  Investing in our copper plant

 17  SMB, Enterprise, and Wholesale: Positive momentum  Enterprise  Wholesale  SMB  +10% acquisition ARPU growth  Highest YTD bookings in September  Fiber-to-the-tower momentum  Record Gig+ mix  Favorable sales mix  Winning ethernet share with top accounts  Sharp increase in net adds  Sharp increase in order book  Sharp increase in ethernet bookings  New leadership teams  New leadership teams  New leadership teams

 18  Scott  Beasley  Chief Financial Officer

 19  Financial highlights  Q3 2022  $1.44B Revenue, as sequentially higher data and internet services revenue was offset by lower voice and video revenue  $120M Net Income  $508M of Adjusted EBITDA, lower sequentially due to seasonally higher energy and growth-related subscriber acquisition costs  $276M of Adjusted EBITDA from Fiber Products, lower sequentially as higher revenue was offset by higher energy and growth-related subscriber acquisition costs  $284M of Net Cash from Operations, driven by healthy operating performance and continued focus on liquidity and working capital management

Consumer Fiber broadband revenue accelerated to 14%

Revenue from Fiber[1], $M


Business and Wholesale
Consumer
684
275
409
685
264
421
691
267
424
3Q21
2Q22
3Q22

Revenue from Copper[1], $M


809
418
391
757
387
370
735
374
361
3Q21
2Q22
3Q22

1. Excluding subsidy and other revenue. See the supplemental trending schedules, available at www.frontier.com/ir, for information regarding certain GAAP and non-GAAP financial measures.

Revenue Commentary

- Consumer Fiber broadband revenue grew ~14% year-over-year, leading to overall Consumer Fiber revenue growth
- Video Fiber revenue declined year-over-year but has minimal impact on EBITDA
- Voice Fiber revenue declined year-over-year but was roughly flat sequentially
- Business and Wholesale Fiber revenue declined ~3% year-over-year but increased sequentially

- Copper revenue declined 9% year-over-year, driven by declines across consumer, business and wholesale
- Consumer Copper broadband revenue declined 3% year-over-year, but was roughly flat sequentially

© Frontier Communications.

FRONTIER 20

 EBITDA poised to reach sustainable inflection next quarter  Adjusted EBITDA from Fiber products declined 1% year-over-year as revenue growth was offset by seasonally higher energy and growth-related subscriber acquisition costs  Adjusted EBITDA from Copper products declined 5% year-over-year, representing a significant moderation in declines versus prior quarters  Adjusted EBITDA from Fiber and Copper products combined declined 3% year-over-year, a significant improvement versus the trailing five quarters  3Q22 Adjusted EBITDA1, $M  Adjusted EBITDA Commentary  1. Excluding subsidy and other revenue. EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the supplemental trending schedules, available at www.frontier.com/ir, and the Appendix hereto for information regarding Adjusted EBITDA from Fiber and Copper products.   Fiber  Copper

 22  We have $3.3B of liquidity to fund the fiber build, with no significant debt maturities before 2027   Liquidity  $M, as of September 30, 2022  2028  2022  2023  2031  2024  2027  2029  2025  2030  2026  Maturity Profile2  $M, as of September 30, 2022  3.1x3  3Q22 Leverage Ratio  6.4%  Weighted Average Cost of Debt  6.9 Years  Weighted Average Life of Debt  As of June 30, 2021  Excludes amortization payments of ~$15 million per year on Term Loan.  Leverage ratio is a non-GAAP measure. See supplemental trending schedules available at www.frontier.com/ir.  Wave 2 Build  At Emergence1  3Q22  Available   Revolver Capacity  Cash &   Short-term   Investments  1,528  3,322  84%  Share of Debt at Fixed Interest Rates

 We are raising our cost savings target and have made rapid progress against our initial plan  Year End 2023 Target  $250M  Year End 2024 Target  $400M  Targets  Close retail stores  Divest non-productive real estate  Transform procurement  Review strategic options on ancillary, non-core businesses  Paperless-billing  Consolidate call centers  Simplification Initiatives  Streamline field-operations and logistics

 Products that are critical for connecting to the digital society  Cost structure to endure inflationary environment  Balance sheet insulated from rising interest rates  We are well positioned to withstand the economic environment  84% of debt is at fixed interest rates1  No significant maturities until 2027  100 basis point increase in interest rates results in incremental annual cash interest expense of ~$15M  Inflationary fuel, energy, and labor costs represent small portion of cost structure  Multi-year agreements in place with key material and labor partners  Fit for the Future cost reduction program ahead of plan, will help offset inflationary pressures  Provide a wide range of products and services with un-matched value  Bringing more value to customers is at the core of everything we do  Customer health metrics continue to trend favorably   1. As of 9/30/2022

 25  Reiterating 2022 financial guidance  Note: Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort. Adjusted EBITDA is a non-GAAP Financial measure.   Capital Expenditures  $2.40-2.50B  $2.50-2.60B  Fiber Build Locations  1.0M  1.1-1.2M  Adjusted EBITDA  $2.00-2.15B  $2.05-2.15B  2022 Outlook  As of February 23, 2022  2022 Outlook  As of August 5, 2022

 26  Frontier investment thesis  Strong & growing demand  Superior product  Favorable market structure   Clear strategy & purpose  Ample liquidity & access to capital  Strong & experienced leadership team

 27  Q & A

 28  appendix

Non-GAAP Financial Measures

(Millions)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22
Net Income	$60	$4,580	$126	$189	$65	$101	$120
Add back (Subtract)							
Income Tax Expense (Benefit)	87	(180)	31	12	30	69	75
Interest Expense	89	91	90	105	103	118	135
Investment and Other (Income) Loss, Net	(2)	3	37	(34)	(77)	(122)	(211)
Pension Settlement Costs	-	-	-	-	-	-	50
Reorganization Items, Net	25	(4,196)	-	-	-	-	-
Operating Income	**259**	**298**	**284**	**272**	**121**	**166**	**169**
Depreciation and Amortization	387	298	273	282	284	290	296
EBITDA	**$646**	**$596**	**$557**	**$554**	**$405**	**$456**	**$465**
Add back:							
Pension / OPEB Expense	$23	$21	$18	$19	$19	$18	$13
Restructuring Costs and Other Charges	2	16	8	2	54	30	4
Rebranding Costs	-	-	-	-	8	11	7
Stock-based Compensation Expense	(1)	-	8	10	15	20	19
Legal Settlement	-	-	-	-	8	-	-
Storm Related Insurance Proceeds	-	-	(4)	-	-	-	-
Adjusted EBITDA	**$670**	**$633**	**$587**	**$585**	**$509**	**$535**	**$508**
EBITDA margin	38.5%	36.9%	35.3%	35.9%	28.0%	31.3%	32.2%
Adjusted EBITDA margin	40.0%	39.2%	37.2%	37.9%	35.2%	36.7%	35.2%

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FRONTIER

© Frontier Communications.